Exhibit 3.33
Amend Limited Partnership — Proof of Filing
Alberta Amendment Date: 2008/08/29

Service Request Number:	12020688
Registration Number:	LP12616330
Limited Partnership Name:	PRECISION LIMITED PARTNERSHIP
Limited Partnership Status:	Active
Note: There is only 1 active General Partner
General Partner

General Partner Status:	Active
General Partner Type:	Legal Entity
Corporate Access Number:	2012531964
Last Name / Legal Entity Name:	1253196 ALBERTA LTD.
Street:	4200, 150 - 6TH AVENUE S.W.
City:	CALGARY
Province:	ALBERTA
Postal Code:	T2P 3Y7
Attachment

Attachment Type	Microfilm Bar Code	Date Recorded
Certificate of Limited Partnership (AB)	10000904100111104	2006/08/15
Notice to Amend	10000604100111110	2006/12/22
Notice to Amend	10000807103426628	2008/08/29

Registration Authorized By:	SEAN R. MASON SOLICITOR

AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP
OF
TERRA WATER SYSTEMS LIMITED PARTNERSHIP
     Pursuant to the provisions of Section 70(l)(a) of the Partnership Act (Alberta) (the “Act”) the undersigned, being the general partner of the limited partnership known as Terra Water Systems Limited Partnership (the “Partnership”) registered by means of a Certificate of Limited Partnership (the “Certificate”) on August 15, 2006, as LP 12616330, for and on its own behalf and on behalf of the limited partners, hereby amends the Certificate by changing the name of the Partnership to be PRECISION LIMITED PARTNERSHIP.
Except as set forth above, the Certificate is hereby ratified and confirmed.
     IN WITNESS WHEREOF the undersigned has executed this Certificate effective as of the 1st day of September, 2008.

1253196 Alberta Ltd., an Alberta corporation, for and on its own behalf as general partner to the Partnership and on behalf of the limited partners

Per:	/s/ Darren Ruhr Name: Darren Ruhr
Title: Corporate Secretary
REGISTERED ON THE ALBERTA REGISTRIES CORES SYSTEM AUG 2 3 2008

Exhibit 3.33
Amend Limited Partnership — Proof of Filing
Alberta Amendment Date: 2008/12/22

Service Request Number:	12505785
Registration Number:	LP12616330
Limited Partnership Name:	PRECISION LIMITED PARTNERSHIP
Limited Partnership Status:	Active
Note: There is only 1 active General Partner
General Partner

General Partner Status:	Inactive
General Partner Type:	Legal Entity
Corporate Access Number:	2012531964
Last Name / Legal Entity Name:	1253196 ALBERTA LTD.
Street:	4200, 150 — 6TH AVENUE S.W.
City:	CALGARY
Province:	ALBERTA
Postal Code:	T2P 3Y7

General Partner Status:	Active
General Partner Type:	Legal Entity
Corporate Access Number:	2012531964
Last Name / Legal Entity Name:	PRECISION DRILLING LIMITED
Street:	4200, 150 — 6TH AVENUE SW
City:	CALGARY
Province:	ALBERTA
Postal Code:	T2P 3Y7
Attachment

Attachment Type	Microfilm Bar Code	Date Recorded
Certificate of Limited Partnership (AB)	10000904100111104	2006/08/15
Notice to Amend	10000604100111110	2006/12/22
Notice to Amend	10000807103426628	2008/08/29
Notice to Amend	10000202000458831	2008/12/22

Registration Authorized By:	RYAN D. SCHINDEL SOLICITOR

AMENDMENT TO CERTIFICATE OF LIMITED
PARTNERSHIP OF PRECISION LIMITED PARTNERSHIP
     WHEREAS 1253196 Alberta Ltd. has changed its name to Precision Drilling Limited;
     AND WHEREAS Terra Water Group Ltd. has been amalgamated to form Precision Drilling Corporation;
     AND WHEREAS pursuant to the provisions of Section 70 of the Partnership Act (Alberta) (the “Act”) the undersigned, being all of the partners of the limited partnership known as Precision Limited Partnership (the “Partnership”) registered by means of a Certificate of Limited Partnership (the “Certificate”) on August 15, 2006, as LP 12616330, hereby amend the Certificate to update the name of the partners and to correct an error in schedule 4 of the Certificate with respect to the Total Contribution and Number of Limited Partnership Units of Precision Drilling Corporation.
     NOW THEREFORE, the Certificate is amended as follows:
1.	Section 4 of the Certificate is deleted in its entirety and in substitution therefore shall be added the following:

Name &Address of Limited	Total	Number of Limited
Partner	Contribution	Partnership Units
Precision Drilling Limited	$10.00	10 Class A Units
4200, 150 – 6th Avenue S.W. Calgary, Alberta T2P 3Y7
Precision Drilling Limited	$170,000.00	170,000 Class A Units
4200, 150 – 6th Avenue S.W. Calgary, Alberta T2P 3Y7
Precision Drilling Corporation	$17,506,783.00	17,506,783 Class A Units
4200, 150 – 6th Avenue S.W. Calgary, Alberta T2P 3Y7
Precision Drilling Corporation	$990.00	990 Class A Units
4200,150 – 6th Avenue S.W. Calgary, Alberta T2P 3Y7
     Except as set forth above, the Certificate is hereby ratified and confirmed.
     IN WITNESS WHEREOF the undersigned has executed this Certificate effective as of the 19th day of December, 2008.

PRECISION DRILLING CORPORATION		PRECISION DRILLING LIMITED
(Limited Partner)		(General and Limited Partner)

Per:	/s/ Darren Ruhr	Per:	/s/ Darren Ruhr
	Name: Darren Ruhr		Name: Darren Ruhr
	Title: VP Corporate Services and Secretary		Title: Secretary

Exhibit 3.33
AMEND LIMITED PARTNERSHIP — Proof of Filing
Alberta Amendment Date: 2010/05/04

Service Request Number:	14678305
Registration Number:	LP12616330
Limited Partnership Name:	PRECISION LIMITED PARTNERSHIP
Limited Partnership Status:	Active
Note: There is only 1 active General Partner

General Partner
General Partner Status:	Inactive
General Partner Type:	Legal Entity
Corporate Access Number:	2012531964
Last Name / Legal Entity Name:	1253 196 ALBERTA LTD.
Street:	4200, 150 - 6TH AVENUE S.W.
City:	CALGARY
Province:	ALBERTA
Postal Code:	T2P 3Y7

General Partner Status:	Active
General Partner Type:	Legal Entity
Corporate Access Number:	2012531964
Last Name / Legal Entity Name:	PRECISION DIVERSIFIED OILFIELD SERVICES CORP.
Street:	4200, 150 - 6TH AVENUE SW
City:	CALGARY
Province:	ALBERTA
Postal Code:	T2P 3Y7
Attachment

Attachment Type	Microfilm Bar Code	Date Recorded
Certificate of Limited Partnership (AB)	10000904100111104	2006/08/15
Notice to Amend	10000604100111110	2006/12/22

Attachment Type	Microfilm Bar Code	Date Recorded
Notice to Amend	10000807103426628	2008/08/29
Notice to Amend	10000202000458831	2008/12/22
Notice to Amend	10000607103428751	2010/05/04

Registration Authorized By:	JOANNE ALEXANDER SECRETARY

AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP
OF PRECISON LIMITED PARTNERSHIP
     WHEREAS Precision Drilling Limited has changed its name to Precision Diversified Oilfield Services Corp.;
     AND WHEREAS pursuant to the provisions of Section 70 of the Partnership Act (Alberta) (the “Act”) the undersigned, being all of the partners of the limited partnership known as Precision Limited Partnership (the “Partnership”) registered by means of a Certificate of Limited Partnership (the “Certificate”) on August 15, 2006, as LP 12616330, hereby amend the Certificate to update the name of the general partner.
     NOW THEREFORE, the Certificate is amended as follows:
1.	Section 3 of the Certificate is deleted in its entirety and in substitution therefore shall be added the following:

The general partner of the Limited Partnership is PRECISION DIVERSIFIED OILFIELD SERVICES CORP. (the “General Partner”), a body corporate incorporated under the laws of the Province of Alberta, having its office at 4200,150 — 6th Avenue S.W., Calgary, Alberta T2P 3Y7.
     Except as set forth above, the Certificate is hereby ratified and confirmed.
     IN WITNESS WHEREOF, the undersigned has executed this Certificate effective as of the 30th day of April, 2010.

PRECISION DRILLING CORPORATION		PRECISION DIVERSIFIED OILFIELD SERVICES CORP.
(Limited Partner)		(General and Limited Partner)

Per:	/s/ Joanne Alexander	Per:	/s/ Joanne Alexander

	Joanne Alexander, Vice President, General		Joanne Alexander, Vice President, General
	Counsel and Corporate Secretary		Counsel and Corporate Secretary

Exhibit 3.33

REGISTER LIMITED PARTNERSHIP — Registration Statement	Page 1 of 1
REGISTER LIMITED PARTNERSHIP — Registration Statement
Alberta Registration Date: 2006/08/15
Registration Number: LP12616330

Service Request Number:	9006338
Limited Partnership Name:	TERRA WATER SYSTEMS LIMITED PARTNERSHIP
Nuans Number:	87414590
Nuans Date:	2006/08/11
Home Jurisdiction:	ALBERTA
Termination Date:

General Partner

General Partner Type:	Legal Entity
Corporate Access Number:	2012531964
Last Name / Legal Entity Name:	1253196 ALBERTA LTD.
First Name:
Middle Name:
Street:	4200, 150 - 6TH AVENUE S.W.
City:	CALGARY
Province:	ALBERTA
Postal Code:	T2P 3Y7
Country:
Internet Mail ID:
Attachment

Attachment Type	Microfilm Bar Code	Date Recorded
(Certificate of Limited Partnership (AB)	l0000904100111104	2006/08/15

Registration Authorized By:	SUZANNE L. DAVIES AGENT OF CORPORATION

IN THE MATTER OF
TERRA WATER SYSTEMS LIMITED PARTNERSHIP
AND IN THE MATTER OF
SECTION 52 OF THE PARTNERSHIP ACT (ALBERTA), AS AMENDED (THE “ACT”)
CERTIFICATE
The undersigned wish to form a limited partnership (the “Limited Partnership”) in compliance with Part 2 of the Act and have entered into a limited partnership agreement made as of the 15th day of August, 2006 (the “Limited Partnership Agreement”) and, in respect thereof, HEREBY CERTIFY THAT:
1.	The firm name under which the Limited Partnership is to be conducted is “Terra Water Systems Limited Partnership”.

2.	The character of the business of the Limited Partnership is carrying on all aspects of an oil and gas (and other energy sources) services entity, of any nature or kind, which shall include but not be limited to:
(i)	the creation and development of technically innovative equipment and procedures for use in the design, manufacture, production, sale, service and rental or lease of portable water and wastewater treatment and disposal equipment business;

(ii)	the design, manufacture, production, sale, service and rental or lease of portable water and wastewater treatment and disposal equipment;

(iii)	drilling or servicing of oil and gas (or any other energy source) wells;

(iv)	all services related to the drilling or servicing of oil and gas (or any other energy source) wells;

(v)	engaging in such other activities which (1) the General Partner deems incidental, necessary or appropriate, and (2) are permitted by applicable law, in order to carry out the business and purpose specified in paragraphs (i) through (iv); and

(vi)	to carry on any other business which, in the sole determination of the General Partner, should be carried on by the Limited Partnership.
The purposes of the Limited Partnership set forth in this Section are to be construed as both purposes and powers of the Limited Partnership. The Limited Partnership has, without limitation, the power to do any and every act and thing necessary, convenient or incidental to the accomplishment of the purposes of the Limited Partnership.

3.	The general partner of the Limited Partnership is 1253196 ALBERTA LTD. (the “General Partner”), a body corporate incorporated under the laws of the Province of Alberta, having its office at 4200, 150 – 6th Avenue S.W., Calgary, Alberta T2P 3Y7.

4.	The name and address of the limited partner(s) of the Limited Partnership and the amount of its (their) contribution(s) is as follows:

Name & Address of Limited	Total	Number of Limited
Partner	Contribution	Partnership Units
Precision Drilling Corporation	$990.00	990 Class A Units
4200, 150 – 6th Avenue S.W.
Calgary, Alberta T2P 3Y7

1253196 Alberta Ltd.	$10.00	10 Class A Units
4200, 150 – 6th Avenue S.W.
Calgary, Alberta T2P 3Y7
5.	The term for which the Limited Partnership is to exist continues indefinitely until dissolved or wound-up by the express written mutual agreement of the partners or until:
(i)	the removal or deemed resignation of the General Partner, unless the General Partner is replaced as provided hereunder;

(ii)	any event which makes it unlawful for the Partnership business to be continued;

(iii)	subject to the consent of the General Partner, the passing of an Extraordinary Resolution of the Partners dissolving the Partnership; or

(iv)	any event which causes the dissolution of a limited partnership under the laws of the Province of Alberta.
6.	No limited partner is obligated to make any additional capital contributions to the Limited Partnership.

7.	A limited partner is entitled to a return of his capital contribution upon dissolution and winding-up of the Limited Partnership, in accordance with the Limited Partnership Agreement.

8.	The share of the profits or other compensation by way of income which each limited partner is entitled to by reason of its contribution is in the same proportion that his Units in the Limited Partnership bears to the Units of all limited partners.

9.	A limited partner may substitute an assignee as contributor in his place on filing acceptable transfer documents with the General Partner and the amendment of this Certificate to reflect such substitution.

10.	The General Partner may, in its discretion, admit additional limited partners to the Limited Partnership from time to time.

11.	No limited partner has priority over another limited partner, either to a return of contributions or to compensation by way of income.

12.	A limited partner does not have the right to demand and receive property other than cash in return for his contribution.

13.	The General Partner is nominated, constituted and appointed true and lawful attorney for the Limited Partners, and is hereby given and granted full and absolute power and authority to do and execute all acts, deeds, matters and things necessary to be done for and on behalf of the Limited Partners.
[The remainder of this page is intentionally left blank]

DATED at the City of Calgary, in the Province of Alberta, this 15th day of August, 2006.

GENERAL PARTNER:	1253196 ALBERTA LTD.

	Per:	/s/ Darren J. Ruhr

INITIAL LIMITED PARTNER:	PRECISION DRILLING CORPORATION

	Per:	/s/ Doug Strong